Exhibit 10.15

Supplementary Agreement to the Restructuring Agreement

This Supplementary Agreement to the Restructuring Agreement (hereinafter referred to as “Agreement”) was made and entered into as of the 25th day of November, 2017 in Beijing of the People’s Republic of China (“PRC”) by and among the parties (hereinafter referred to as “Parties”) as follows:

1.	Beijing Shangde Online Education Technology Co., Ltd., a limited liability company incorporated under the laws of the PRC, Registered Address: Room A-0193, 2/F, Building No. 3, Courtyard 30, Shixing Street, Shijingshan District, Beijing (“Company” or “Beijing Sunlands”);

2.	YIN Jianhong, Citizen of the People’s Republic of China; ID Card No.: 370684197703270054;

3.	LIU Tongbo, Citizen of the People’s Republic of China; ID Card No.: 510402198603030913 (collectively referred to as “Founders” together with YIN Jianhong);

4.	Pingxiang Miniewa Asset Management Consultancy Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 1752, 17/F, Huilanguoji, Houbu Street, Anyuan District, Pingxiang City, Jiangxi Province (“Founder Holding Platform”);

5.	Pingxiang Xisailuo Asset Management Consultancy Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 1726, 17/F, Huilanguoji, Houbu Street, Anyuan District, Pingxiang City, Jiangxi Province (“Senior Management Holding Platform 1”);

6.	Pingxiang Saiersi Asset Management Consultancy Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 345, Laozhan Community, Bayi Street, Anyuan District, Pingxiang City, Jiangxi Province (“Senior Management Holding Platform 2”, collectively referred to as “Senior Management Holding Platforms” together with “Senior Management Holding Platform 1”);

7.	Pingxiang Bosaidong Asset Management Consultancy Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 332, Laozhan Community, Bayi Street, Anyuan District, Pingxiang City, Jiangxi Province (“Reserved Option Platform 1”);

8.	Pingxiang Wuerken Asset Management Consultancy Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 346, Laozhan Community, Bayi Street, Anyuan District, Pingxiang City, Jiangxi Province (“Reserved Option Platform 2”, collectively referred to as “Reserved Option Platforms” together with “Reserved Option Platform 1”);

9.	Beijing Dongfang Zhuoyong Investment Management Co., Ltd., a limited liability company incorporated under the laws of the PRC, Registered Address: Room 903, 9/F, No. 6 Haidian Zhongjie, Haidian District, Beijing (“Dongfang Zhuoyong”);

10.	Shanghai Chuangji Investment Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 526, Building B, No. 68 Dongheyan, Chengqiao Town, Chongming District, Shanghai (Shanghai Chengqiao Economic Development Zone) (“Chuangji”);

11.	Shenzhen Xingwang Hulian II Investment Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 703, Sunshine Golf Building, No. 7008 Shennan Avenue, Shatou Street, Futian District, Shenzhen (“Xingwang”);

12.	Pingxiang Liweitan Asset Management Consultancy Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 1723, 17/F, Huilanguoji, Houbu Street, Anyuan District, Pingxiang City, Jiangxi Province (“Employee Holding Platform 1”);

13.	Pingxiang Tulazhen Asset Management Consultancy Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 1724, 17/F, Huilanguoji, Houbu Street, Anyuan District, Pingxiang City, Jiangxi Province (“Employee Holding Platform 2”);

14.	Pingxiang Xibi’e Asset Management Consultancy Center (Limited Partnership), a limited partnership incorporated under the laws of the PRC, Registered Address: Room 1725, 17/F, Huilanguoji, Houbu Street, Anyuan District, Pingxiang City, Jiangxi Province (“Employee Holding Platform 3”, collectively referred to as “Employee Holding Platforms” together with “Employee Holding Platform 1” and “Employee Holding Platform 2”);

15.	Sunlands Online Education Group (formerly Studyvip Online Education International Limited), a limited liability company incorporated and validly existing in the British Cayman Islands (“Cayman Company”);

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16.	Studyvip Online Education Limited, a limited liability company incorporated and validly existing in the British Virgin Islands (“Founder BVI1”); and

17.	Sunlands Online Education HK Limited (formerly Studyvip Online Education HK Limited), a limited liability company incorporated and validly existing in the Hong Kong Special Administrative Region (“HK Company”)

In this Agreement, the above parties are referred to collectively as the “Parties” and individually as a “Party”; Dongfang Zhuoyong, Chuangji and Xingwang are collectively referred to as “Institutional Shareholders”.

Whereas:

1.	The Company, a limited liability company incorporated under the laws of the PRC, with its business license number being 911101070785045328, is mainly engaged in online training, including self-study course tutoring services, professional certification pre-exam training and vocational skills training.

2.	Founder BVI1 holds ordinary shares of Cayman Company and is the sole shareholder and director of Cayman Company; the Founder YIN Jianhong has handled the foreign exchange registration for the round-trip investment of domestic residents taking Beijing Sunlands as domestic holding company; Cayman Company is the sole shareholder of HK Company.

3.	The Parties hereto have signed the restructuring agreement (“Original Agreement”) on June 19, 2017, and now the Parties intend to make amendments to certain provisions of the Original Agreement according to the restructuring needs.

4.	The Parties hereto agree to sign this Agreement to make amendments to certain provisions of the Original Agreement.

Therefore, this Supplementary Agreement is entered into by and between the Parties, through friendly consultation based on the principle of equality and mutual benefit, as follows:

1.	Restructuring of Beijing Sunlands

1.1.	For the capital reduction plan of the Company, Xingwang shall carry out the capital reduction on the basis of the amount of contribution corresponding to the shares acquired by it from its previous investments (RMB 50,000,000) in the Company, for the amount of contribution corresponding to the shares acquired by Xingwang from its investments, the capital reduction consideration payable by the Company shall be changed from the original investment amount as stipulated in the Original Agreement to the amount of the registered capital corresponding to the shares acquired by Xingwang from its previous investments, that is, such capital reduction consideration shall be changed from RMB50,000,000 to RMB77,636.06.

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Except as stipulated herein, any arrangements for the capital reduction made by any other Institutional Shareholders in the Original Agreement shall remain unchanged.

2.	Restructuring of Cayman Company

2.1.	Xingwang shall waive the arrangements for the direct holding of its shares in Cayman Company as agreed in the Original Agreement and change them to the arrangements for the holding of the shares in Cayman Company by its designated overseas affiliate, and the subscription price shall be the full capital reduction amount in USD equivalent received by Xingwang by reducing the capital of the Company, and the number and class of the shares issued by Cayman Company to such overseas affiliate accordingly shall be the same as those in the plan under the Original Agreement.

For the purpose of achieving the above arrangements, Xingwang shall sign a share transfer agreement and other related agreements with its overseas affiliate so that all shares of Cayman Company held by Xingwang are transferred to the overseas affiliate and such overseas affiliate obtains all shareholder’s rights corresponding to the shares of Cayman Company held by Xingwang. Cayman Company shall cooperate in handling the corresponding share transfer change procedures, including issuing a new share certificate to the overseas affiliate of Xingwang and updating the corresponding register of shareholders and articles of association. The overseas affiliate of Xingwang shall pay in full on a lump-sum basis the subscription price to Cayman Company as the USD subscription price to be paid by it for the subscription of their shares in Cayman Company upon receipt of a share certificate and a copy of the updated register of shareholders.

Except as stipulated herein, any arrangements for the holding of the shares in Cayman Company by other Institutional Shareholders and for the payment of the subscription price in the Original Agreement shall remain unchanged.

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3.	Confidentiality

3.1.	The Parties agree that they shall try to take all reasonable security measures to keep in confidence any confidential data and information (hereinafter referred to as “Confidential Information”, the providing Party of such data and information shall clearly notify in writing that such data and information shall be the Confidential Information when providing them) known to or accessed by them due to the signing and performance of this Agreement. Without the prior written consent of the Confidential Information provider, such Confidential Information shall not be disclosed, provided or transferred to any third parties (including any merger of the receiving Party of such Confidential Information with or into any third party, and any direct or indirect control thereof by any third party). Once this Agreement is terminated, the Parties shall return any documents, data or software containing any Confidential Information to the original owner or providing Party of such Confidential Information or destroy them with the consent of the original owner or provider, including removing any Confidential Information from any related memory devices and shall not continue to use these Confidential Information. The Parties shall take any necessary measures to disclose any Confidential Information only to any staff members, agents or professional advisors of the Parties who need to know such Confidential Information and to cause such staff members, agents or professional advisors of the Parties to comply with any confidentiality obligations under this Agreement.

3.2.	No restrictions mentioned above shall apply to:

3.2.1.	any information that has become generally available to the public at the time of disclosure;

3.2.2.	any information that has become generally available to the public after disclosure through no fault of the receiving Party of Confidential Information;

3.2.3.	any information that can be proved by the receiving Party of Confidential Information to have been in the possession of the receiving Party before disclosure and not to be directly or indirectly received from the providing Party of Confidential Information;

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3.2.4.	any information required by law to be disclosed by the receiving Party of Confidential Information to the relevant government departments, stock exchange and other institutions, or any of the above Confidential Information disclosed by the receiving Party of Confidential Information to its direct legal advisors and financial consultants due to its normal business needs.

3.3.	The Parties hereto agree that, whether this Agreement is modified, canceled or terminated, these provisions hereof shall remain in force.

4.	Entry into Force, Termination and Liability for Breach of Contract

4.1.	This Agreement shall be executed and become effective as of the date first written above and shall become invalid with the Original Agreement.

4.2.	This Agreement shall not be terminated until the Parties hereto reach a consensus through consultation or the Original Agreement is terminated.

4.3.	Any Party shall be liable for any impossibility of performance of all or part of this Agreement arising out of its breach of this Agreement and shall compensate for any losses (including any legal costs and lawyer’s fees incurred therefrom) suffered by the other Parties therefor; if the Parties hereto breach this Agreement, they shall bear their respective liability according to the actual situation. The Parties hereby unanimously acknowledge that any breach by any Party of its representations and warranties under this Agreement will bring economic losses to the non-breaching Party; if such circumstance occurs, the breaching Party shall make the corresponding compensation to the non-breaching Party therefor.

5.	Entire Agreement

Except for any written amendments, supplements or modifications to this Agreement after the signing of this Agreement, this Agreement shall constitute an entire agreement among the Parties hereto in respect of the subject matter of this Agreement and supersede all prior oral and written negotiations, representations and agreements among the Parties in respect of the subject matter of this Agreement. In case of any discrepancies between the Original Agreement and this Agreement, this Agreement shall prevail. Any matters not stipulated herein shall be subject to the Original Agreement.

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6.	Language and Counterparts

This Agreement is written in Chinese and may be executed in any number of counterparts. Each counterpart of this Agreement may be deemed to be a valid version after signed and delivered by the Parties hereto (including but not limited to actual delivery or transmission of a version hereof in PDF format by email or fax).

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IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first above written.

Beijing Shangde Online Education Technology Co., Ltd.

(Seal)

Legal Representative (Signature): /s/ LIU Tongbo

/s/ Seal of Beijing Shangde Online Education Technology Co., Ltd.

YIN Jianhong

Signature: /s/ YIN Jianhong

LIU Tongbo

Signature: /s/ LIU Tongbo

Pingxiang Miniewa Asset Management Consultancy Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ YIN Jianhong

/s/ Seal of Pingxiang Miniewa Asset Management Consultancy Center (Limited Partnership)

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first above written.

Pingxiang Bosaidong Asset Management Consultancy Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ LIU Tongbo

/s/ Seal of Pingxiang Bosaidong Asset Management Consultancy Center (Limited Partnership)

Pingxiang Xisailuo Asset Management Consultancy Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ LIU Tongbo

/s/ Seal of Pingxiang Xisailuo Asset Management Consultancy Center (Limited Partnership)

Pingxiang Saiersi Asset Management Consultancy Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ LIU Tongbo

/s/ Seal of Pingxiang Saiersi Asset Management Consultancy Center (Limited Partnership)

Pingxiang Wuerken Asset Management Consultancy Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ LIU Tongbo

/s/ Seal of Pingxiang Wuerken Asset Management Consultancy Center (Limited Partnership)

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first above written.

Pingxiang Liweitan Asset Management Consultancy Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ LIU Tongbo

/s/ Seal of Pingxiang Liweitan Asset Management Consultancy Center (Limited Partnership)

Pingxiang Tulazhen Asset Management Consultancy Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ LIU Tongbo

/s/ Seal of Pingxiang Tulazhen Asset Management Consultancy Center (Limited Partnership)

Pingxiang Xibi’e Asset Management Consultancy Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ LIU Tongbo

/s/ Seal of Pingxiang Xibi’e Asset Management Consultancy Center (Limited Partnership)

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first above written.

Beijing Dongfang Zhuoyong Investment Management Co., Ltd.

(Seal)

Signature of the Legal Representative or Authorized Representative: /s/ YANG Zhihui

/s/ Seal of Beijing Dongfang Zhuoyong Investment Management Co., Ltd.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first above written.

Shanghai Chuang Ji Investment Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ XIAO Ping

/s/ Seal of Shanghai Chuang Ji Investment Center (Limited Partnership)

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first above written.

Shenzhen Xingwang Hulian II Investment Center (Limited Partnership)

(Seal)

Signature of the Executive Partner or Appointed Representative: /s/ XIONG Mingwang

/s/ Seal of Shenzhen Xingwang Hulian II Investment Center (Limited Partnership)

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the date first above written.

Sunlands Online Education Group

/s/ YIN Jianhong

Studyvip Online Education Limited

/s/ YIN Jianhong

Sunlands Online Education HK Limited ( )

/s/ YIN Jianhong